UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 23, 2026
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 22, 2026, at the organizational meeting of the Board of Directors following the 2026 Annual Meeting of Shareholders, Burke & Herbert Financial Services Corp. (the “Company”) appointed Roy E. Halyama, the Company’s current Executive Vice President and Chief Financial Officer, as the President of the Company and the President of Burke & Herbert Bank & Trust Company (the “Bank”) effective July 1, 2026. Mr. Halyama’s appointment is in conjunction with the previously announced retirement of H. Charles Maddy, III as the President of the Company and the Bank, effective June 30, 2026.
Mr. Halyama, age 58, has successfully served as the Company’s Executive Vice President and Chief Financial Officer since joining the Company in 2021. From 2019 to 2021, Mr. Halyama served as Chief Financial Officer for an affiliate of PNC Financial Services Group, Inc., in Pittsburgh, Pennsylvania. His previous experience also includes a corporate finance role at a regional bank in Pittsburgh, Pennsylvania, and several accounting, finance and investment roles over the course of sixteen years at regional and large financial institutions in Ohio and New York. Mr. Halyama earned a Bachelor of Science degree in Business Administration, Accounting and an MBA, Finance at The Ohio State University.
No family relationship exists between Mr. Halyama and any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Halyama and any other person pursuant to which Mr. Halyama was appointed as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Mr. Halyama had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K. No modifications to Mr. Halyama’s compensation arrangements were made in connection with his appointment.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of June, 2026.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO